February 1, 2022 US February 2, 2022 Australia Ron Delia CEO Michael Casamento CFO FY22 Half Year Results NYSE: AMCR | ASX: AMC Exhibit 99.2

Disclaimers 2 Cautionary Statement Regarding Forward-Looking Statements This document contains certain statements that are “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified with words like “believe,” “expect,” “target,” “project,” “may,” “could,” “would,” “approximately,” “possible,” “will,” “should,” “intend,” “plan,” “anticipate,” “estimate,” “commit,” “potential,” “outlook,” or “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Such statements are based on the current expectations of the management of Amcor and are qualified by the inherent risks and uncertainties surrounding future expectations generally. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. None of Amcor or any of its respective directors, executive officers or advisors provide any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Risks and uncertainties that could cause actual results to differ from expectations include, but are not limited to: changes in consumer demand patterns and customer requirements; the loss of key customers, a reduction in production requirements of key customers; significant competition in the industries and regions in which Amcor operates; failure by Amcor to expand its business; failure to successfully integrate acquisitions; challenges to or the loss of Amcor’s intellectual property rights; adverse impacts from the ongoing COVID-19 pandemic; challenging future global economic conditions; impact of operating internationally; price fluctuations or shortages in the availability of raw materials and other inputs; disruptions to production, supply and commercial risks; a failure in our information technology systems; an inability to attract and retain key personnel; costs and liabilities related to current and future environmental and health and safety laws and regulations; labor disputes; the possibility that the phase out of the London Interbank Offered Rate (“LIBOR”) causes the interest expense to increase, foreign exchange rate risk; an increase in interest rates; a significant increase in indebtedness; failure to hedge effectively against adverse fluctuations in interest rates and foreign exchange rates; significant write-down of goodwill and/or other intangible assets; need to maintain an effective system of internal control over financial reporting; inability of the Company’s insurance policies to provide adequate protections; litigation, including product liability claims; increasing scrutiny and changing expectations with respect to Amcor Environmental, Social and Governance policies resulting in increased costs; changing government regulations in environmental, health and safety matters; changes in tax laws or changes in our geographic mix of earnings; and the Company’s ability to develop and successfully introduce new products; and other risks and uncertainties identified from time to time in Amcor’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including without limitation, those described under Item 1A. “Risk Factors” of Amcor’s annual report on Form 10-K for the fiscal year ended June 30, 2021 and any subsequent quarterly reports on Form 10-Q. You can obtain copies of Amcor’s filings with the SEC for free at the SEC’s website (www.sec.gov). Forward-looking statements included herein are made only as of the date hereof and Amcor does not undertake any obligation to update any forward-looking statements, or any other information in this communication, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent, except as expressly required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement. Presentation of non-GAAP information Included in this release are measures of financial performance that are not calculated in accordance with U.S. GAAP. These measures include adjusted EBIT (calculated as earnings before interest and tax), adjusted net income, adjusted earnings per share, adjusted free cash flow and net debt. In arriving at these non-GAAP measures, we exclude items that either have a non-recurring impact on the income statement or which, in the judgment of our management, are items that, either as a result of their nature or size, could, were they not singled out, potentially cause investors to extrapolate future performance from an improper base. While not all inclusive, examples of these items include: • material restructuring programs, including associated costs such as employee severance, pension and related benefits, impairment of property and equipment and other assets, accelerated depreciation, termination payments for contracts and leases, contractual obligations, and any other qualifying costs related to the restructuring plan; • material sales and earnings from disposed or ceased operations and any associated profit or loss on sale of businesses or subsidiaries; • consummated and identifiable divestitures agreed to with certain regulatory agencies as a condition of approval for Amcor’s acquisition of Bemis; • impairments in goodwill and equity method investments; • material acquisition compensation and transaction costs such as due diligence expenses, professional and legal fees, and integration costs; • material purchase accounting adjustments for inventory; • amortization of acquired intangible assets from business combinations; • significant property impairments, net of insurance recovery; • payments or settlements related to legal claims; and • impacts from hyperinflation accounting. Amcor also evaluates performance on a comparable constant currency basis, which measures financial results assuming constant foreign currency exchange rates used for translation based on the average rates in effect for the comparable prior-year period. In order to compute comparable constant currency results, we multiply or divide, as appropriate, current-year U.S. dollar results by the current-year average foreign exchange rates and then multiply or divide, as appropriate, those amounts by the prior-year average foreign exchange rates. We then adjust for other items affecting comparability. While not all inclusive, examples of items affecting comparability include the difference between sales or earnings in the current period and the prior period related to acquired, disposed or ceased operations. Comparable constant currency net sales performance also excludes the impact from passing through movements in raw material costs. Management has used and uses these measures internally for planning, forecasting and evaluating the performance of the Company’s reporting segments and certain of the measures are used as a component of Amcor’s board of directors’ measurement of Amcor’s performance for incentive compensation purposes. Amcor believes that these non-GAAP measures are useful to enable investors to perform comparisons of current and historical performance of the Company. For each of these non-GAAP financial measures, a reconciliation to the most directly comparable U.S. GAAP financial measure has been provided herein. These non-GAAP financial measures should not be construed as an alternative to results determined in accordance with U.S. GAAP. The Company provides guidance on a non-GAAP basis as we are unable to predict with reasonable certainty the ultimate outcome and timing of certain significant forward-looking items without unreasonable effort. These items include but are not limited to the impact of foreign exchange translation, restructuring program costs, asset impairments, possible gains and losses on the sale of assets and certain tax related events. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP earnings and cash flow measures for the guidance period.

Safety 3 • 10% reduction in number of injuries • 58% of sites injury free for >12 months Committed to our goal of ‘no injuries’ 11.2 4.1 2.0 2.8 2.2 2.1 0.4 Recordable-case frequency rate (per million hours worked) 1H22 OSHA Includes impact of acquired businesses 2021201520102005 2020 Notes: Recordable cases per 1,000,000 hours worked. All data shown for a 12 month period ended June 30 unless otherwise indicated. Acquired businesses (including Bemis) are included in 2020 and account for the increase in frequency rate compared with 2015 Amcor equivalent under OSHA (Occupational Safety & Health Administration) standard of incidents per 200,000 hours Amcor Values 1H22

Key messages 4 1. Solid first half result and outlook for fiscal 2022 unchanged 2. Increasing cash returns to shareholders 3. Strong foundation and investing for growth 4. Building on our sustainability progress and raising our ambitions

Solid first half financial result 5 Net sales +12% EBIT EPS +9% Notes: EBIT and EPS presented on an adjusted basis. Adjusted non-GAAP measures exclude items which are not considered representative of ongoing operations. Net Sales, EBIT and EPS growth rates exclude the impact of movements in foreign exchange rates and items affecting comparability. RoAFE reflects Adjusted EBIT / Average funds employed (four quarter average). Further details related to non-GAAP measures and reconciliations to U.S. GAAP measures can be found in the appendix section. Increasing returns to shareholders +5% Solid result delivered in a challenging and dynamic operating environment $769M 35.8 cents$6,927M • RoAFE increased to 16% • $600 million of share repurchases expected in fiscal 2022 • Quarterly dividend increased to 12 cents per share

Flexibles segment

Strong earnings growth and margin management

	1H21	1H22	Comparable constant currency Δ
Net sales ($m)	4,850	5,347	+2%
Adjusted EBIT ($m)	653	691	+7%
Adjusted EBIT margin	13.5%	12.9%	


biocoop
EMMENTAL RÂPÉ

AmPrima™ recycle ready laminate for cheese


Promix
100g

Recycle ready laminate for powdered juice

First half highlights

- Sales of $5.3bn includes price increases of ~$480 million (10% growth) related to higher raw material costs
- Sales growth of 2% tempered by supply chain disruptions
  - Favorable mix with HSD growth in healthcare and DD growth in pet food and coffee
  - Sequential volume improvement in second quarter
- Adjusted EBIT growth of 7%
  - Growth in priority high value segments & strong cost performance

Notes: Non-GAAP measures exclude items which are not considered representative of ongoing operations. Further details related to non-GAAP measures including Adjusted EBIT and reconciliations to U.S. GAAP measures can be found in the appendix. Comparable constant currency Δ% for Net sales excludes a 10% impact from the pass through of raw material costs, a 1% unfavorable impact from items affecting comparability (disposed and ceased operations) and an unfavourable currency impact of <1%. DD is 'Double Digit'. HSD is 'High-Single Digit'.

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amcor

Rigid Packaging segment

Expect a return to earnings growth in the second half vs the same period last year

	1H21	1H22	Comparable constant currency Δ
Net sales ($m)	1,352	1,580	+4%
Adjusted EBIT ($m)	134	117	(13)%
Adjusted EBIT margin	9.9%	7.4%	



100% recycled PET



Conversion to PET format in aseptic liquid dairy segment

First half highlights

- Sales of $1.6bn includes price increases of ~$170 million (13% growth) related to higher raw material costs
- Sales growth reflects strong underlying demand
- North America beverage volumes up 3% (6% in 2Q)
- Latin America volumes up DD. Earnings higher
- Improving trends and earnings performance towards the end of the first half
  - As expected, industry-wide supply chain challenges in North America persisted through the first half

Notes: Non-GAAP measures exclude items which are not considered representative of ongoing operations. Further details related to non-GAAP measures including Adjusted EBIT and reconciliations to U.S. GAAP measures can be found in the appendix. Comparable constant currency Δ% for Net sales excludes a 13% impact from the pass through of raw material costs. DD is 'Double Digit'.

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amcor

Cash flow, balance sheet & cash returns to shareholders 8 Notes: Non-GAAP measures exclude items which are not considered representative of ongoing operations. Further details related to non-GAAP measures including Adjusted EBITDA and Adjusted Free Cash Flow and reconciliations to U.S. GAAP measures can be found in the appendix section. (1) Adjusted Free Cash Flow excludes material transaction and integration related costs because these cash flows are not considered to be directly related to ongoing operations. (2) Leverage calculated as net debt divided by adjusted trailing twelve month EBITDA. Year to date cash flow ($ million) 1H21 1H22 Adjusted EBITDA 948 976 Interest and tax payments (233) (157) Capital expenditure (214) (249) Movement in working capital (209) (440) Other (16) (25) Adjusted Free Cash Flow(1) 276 105 Balance sheet(2) December 2021 Net debt ($ million) 6,043 Leverage: Net debt / LTM EBITDA (x) 2.9x • Growing EBITDA • Working capital impacted by timing of raw material costs • Average working capital to sales remains below 8% • Strategic capital investments in organic growth • ~50% increase in cash returns to shareholders • $295 million of share repurchases to date • Quarterly dividend increased to 12 cps • Additional $200 million of share repurchases announced; Total of $600 million expected in fiscal 2022 Strong balance sheet. Investing in growth. Increasing returns to shareholders First half highlights

9 Note: Reconciliations of the fiscal 2022 projected non-GAAP measures are not included herein because the individual components are not known with certainty as individual financial statements for fiscal 2022 have not been completed. Guidance for fiscal year ending 30 June 2022 unchanged Amcor’s guidance contemplates a range of factors which create a higher degree of uncertainty and additional complexity when estimating future financial results. Refer to slide 2 for further information. Adjusted EPS growth of approximately 7 to 11% on a comparable constant currency basis, or approximately 79.0 to 81.0 cents per share on a reported basis assuming current exchange rates prevail through fiscal 2022 Adjusted Free Cash Flow of approximately $1.1 to $1.2 billion Approximately $600 million (previously $400 million) of cash to be allocated towards share repurchases For fiscal 2022 the Company continues to expect:

Investment case: Strong foundation for growth and value creation Global leader in primary consumer and healthcare packaging with a strong track record Consistent growth from priority segments, emerging markets and innovation Growing cash flow and strong balance sheet provides ongoing capacity to invest Increasing investment for growth and building momentum Compelling and growing dividend with current yield ~4% EPS growth + Dividend yield = 10-15% per year 10 Notes: A range of factors are contemplated when estimating future financial results. Refer to slide 2 for further information.

Investing in multiple drivers of organic growth Priority Segments Emerging Markets >$3 bn Emerging Markets sales across 27 countries: Driving value through differentiated packaging: Innovation ProteinHealthcare Hot-fill beverage 11 World class global innovation center network MSD volume growth across Emerging Markets portfolio >$4 bn sales in higher growth, higher value segments: Notes: MSD is ‘Mid-Single Digit’. Premium Coffee Pet food More sustainable packaging To preserve food and healthcare products, protect consumers and promote brands

12 Competitive advantage and leadership in priority segments Notes: MSD is ‘Mid-Single Digit’. Large addressable markets (>$1bn each) Above average growth rates Common segment features: Protein Hot-Fill BeverageHealthcare Premium Coffee Pet Food Hot-Fill Beverage Total Amcor sales >$4 billion across priority segments MSD growth Mix improvement Margin expansion ealt care Premium Coffee Pet Food ot-Fill Beverage Higher margins Significant investment opportunities

64% 100% 95% 11% Current Sales Trial-ready alternatives 76% +20% vs 2019 % Designed to be recycled Rigid Packaging Specialty Cartons Flexible Packaging 13 Sustainability: Amcor’s greatest opportunity for growth and differentiation 13 Responsible Packaging: Waste management infrastructure Consumer participationPackaging design Hearing directly from 12,000 consumers Making progress across our portfolio Launching new product platforms

14 Sustainability: Building on our progress, increasing our ambitions 14 EnviroAction (vs 2006) Reduction in GHG emissions intensity 35% Sites with zero waste to disposal 115 Sites with water management plans 100% Net zero GHG emissions by 2050 Pathway aligned with Science Based Targets Strong progress External recognition Raising the bar Notes: GHG is ‘Greenhouse gas’.

Key messages 15 1. Solid first half result and outlook for fiscal 2022 unchanged 2. Increasing cash returns to shareholders 3. Strong foundation and investing for growth 4. Building on our sustainability progress and raising our ambitions

Appendix slides FY22 First Half results – supplementary schedules and reconciliations

FX translation impact 17 EUR, 20-30% Other currencies(2), 20-30% USD, 45-55% EUR:USD Euro weakened vs USD, Average USD to EUR rate 1H22 0.8615 vs 1H21 0.8473 USD million impact on 1H22 adjusted net income (2%) (2) Other currencies(2):USD Other currencies weighted average vs USD flat for 1H22 vs 1H21 average rates USD million impact on 1H22 adjusted net income 0% 0 (1) Approximate range based on adjusted net income by currency. (2) Includes all currencies other than USD and EUR. Total currency impact $ million Adjusted EBIT (3) Adjusted net income (2) Combined net income currency exposures(1) 1H22 currency impact

Reconciliations of non-GAAP financial measures 18

Reconciliations of non-GAAP financial measures 19

Reconciliations of non-GAAP financial measures 20